UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Select Income REIT.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On December 20, 2018, we held a special meeting of our shareholders at which our shareholders were asked to consider and vote upon the following proposals:

1.              Approval of the merger, or the Merger, of us with and into GOV MS REIT, a Maryland real estate investment trust that is a wholly owned subsidiary of Government Properties Income Trust, with GOV MS REIT as the surviving entity in the Merger, pursuant to the Agreement and Plan of Merger, dated as of September 14, 2018, as it may be amended from time to time, or the Merger Agreement, by and among Government Properties Income Trust, GOV MS REIT and us and the other transactions contemplated by the Merger Agreement to which we are a party (which we refer to as the Merger Proposal); and

2.              Approval of the adjournment of our special meeting of shareholders from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger and the other transactions contemplated by the Merger Agreement to which we are a party if there are insufficient votes at the time of such adjournment to approve such proposal (which we refer to as the Adjournment Proposal).

Each of the foregoing proposals is described in detail in the definitive joint proxy statement/prospectus we filed with the Securities and Exchange Commission on November 16, 2018.

For each of the proposals, a quorum was present.  According to the report of the Inspector of Elections, the Merger Proposal was approved by the requisite vote of the holders of our common shares.  The voting results for the Merger Proposal is as follows:

Merger Proposal

For	Against	Abstain
61,467,331	8,100,906	796,088

The results reported above are final voting results.

We did not call the vote on the Adjournment Proposal as there were sufficient votes to approve the Merger Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ Jeffrey C. Leer
Name:	Jeffrey C. Leer
Title:	Chief Financial Officer and Treasurer

Dated:  December 20, 2018